EXHIBIT 32.2

SECTION 1350 CERTIFICATION

In connection with the Quarterly Report of Palmdale Executive Homes, Corp. (the "Company") on Form 10-Q for the period ending June 30, 2010 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Tricia A. Nickson, Treasurer/Chief Fiancial Officer and Director of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2010

By: /s/ TRICIA A. NICKSON
___________________________
Tricia A. Nickson
Treasurer/Chief Financial Officer and Director